Third Quarter 2019 Financial Results October 30, 2019 Creating Innovative Steel Solutions © 2019 AK Steel. All rights reserved.

AK Steel Executive Presenters . Roger Newport Chief Executive Officer . Kirk Reich President and Chief Operating Officer . Jaime Vasquez Vice President – Finance and Chief Financial Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 2 © 2019 AK Steel. All rights reserved.

Forward-Looking Statements Certain statements made or incorporated by reference in this presentation reflect management’s estimates and beliefs and are intended to be “forward-looking statements” identified in the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates” and other similar references to future periods typically identify forward-looking statements. The company cautions readers that forward-looking statements reflect the company’s current beliefs and judgments, but are not guarantees of future performance or outcomes. They are based on a number of assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that are beyond the company’s control. They are also based upon assumptions about future business decisions and conditions that may change. Forward-looking statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. Such factors that could cause the company’s actual results and financial condition to differ materially from the results contemplated by such forward-looking statements include reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on trade agreements, trade related laws and regulations and trade related treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; the company’s failure to achieve expected benefits of the Precision Partners acquisition; changes in tax laws and regulations; as well as those risks and uncertainties discussed in more detail in the company’s Annual Report on Form 10-K for the year ended December 31, 2018, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. As such, the company cautions readers not to place undue reliance on forward-looking statements, which speak only to the company’s plans, assumptions and expectations as of the date hereof. The company undertakes no obligation to publicly update any forward-looking statement, except as required by law. SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 3 © 2019 AK Steel. All rights reserved.

Roger Newport Chief Executive Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 © 2019 AK Steel. All rights reserved.

Protecting Our Most Important Asset – Our People . Continue to be an industry leader in safety performance . Five facilities achieved zero OSHA DART* cases for 3Q 2019 . Four facilities achieved zero OSHA recordable cases for 3Q 2019 . Two facilities achieved zero occupational injuries for 3Q 2019 * Days Away from work, Restricted or Transferred cases SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 5 © 2019 AK Steel. All rights reserved.

SUSTAINABILITY HIGHLIGHTS 1200+ Volunteers In 100+ Events In Our Communities 66% Waste Recycled CONTINUED HIGH RATINGS 99.9% 99.9% For Corporate Governance Practices Water Compliance Air Compliance $1.5 MILLION Contributed to our communities through Of Water Utilized RECYCLED Or Reused the AK Steel Foundation 77% SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 6 © 2019 AK Steel. All rights reserved.

Strategic Accomplishments

2014-15	2016	2017	2018	2019+
• Acquired Dearborn assets • Idled Ashland hot-end steelmaking operations • Began product portfolio optimization	• Dearborn coating line upgraded to produce next generation steels • Introduced NEXMET® 440EX • Strengthened balance sheet • Reduced interest cost and extended maturity • ~$210 million pension de-risking annuitizations	• New Research and Innovation Center • Introduced NEXMET® 1000 and 1200 • Raw Material Supplier of the Year by FCA USA • DOE award to improve motor efficiency for hybrid/electric vehicles • Acquisition of Precision Partners • Major investment at Middletown hot-end	• Best financial performance since 2008 • General Motors Supplier of the Year • Mansfield melt shop upgrade • Launched TRAN-COR® X electrical steel • DOE Award for development of lightweight steels • Record AK Tube results • ~$280 million pension de-risking annuitization • Reduced debt by $116 million	• Capital investment to support growth at Precision Partners • Closure of Ashland Works; $40 million annual run-rate savings • DOE award to leverage high performance computing for hot rolling steel research • General Motors Supplier of the Year • Ford Smart Brand Pillar Award • DOE award to leverage supercomputing for advanced thermo-mechanical forming process development • NEXMET® AHSS sourced on first automotive application • Major investment at Dearborn hot-end

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Ashland Works Update . Ashland Works facility will be permanently closed by the end of 2019 − Blast furnace and ‘hot-end’ were idled in 2015 . Transition of coating line production to increase utilization at other AK Steel coating lines is on track . These actions are expected to result in annual savings of over $40 million beginning in 2020 SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 8 © 2019 AK Steel. All rights reserved.

Steel Market Update North American Light Vehicle Production (Millions) . Overall demand for steel remains relatively good 17.1 17.0 16.6 16.4 16.5 . Vehicle production in 2019, as expected, will be slightly lower than 2018 2017 2018 2019E 2020E 2021E U.S. Housing Starts − Ultimate impact from GM strike still to be determined (Millions) 1.28 − Slight decrease in vehicle production expected in 2020 1.26 1.26 1.27 1.21 − AK Steel anticipates gaining market share in 2020 2017 2018 2019E 2020E 2021E . Lower spot market steel prices have caused service U.S. Non-Residential Construction Fixed Investment ($ Billions) centers to order at minimum levels $2,917 $2,785 $2,834 $2,712 $2,539 2017 2018 2019E 2020E 2021E Source: AK Steel estimates SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 9 © 2019 AK Steel. All rights reserved.

Strategy – Create Shareholder Value by . . . COMMERCIALIZING TRANSFORMING DRIVING innovative our operations to further growth - organically products significantly improve and through acquisitions and services our competitive into new markets and cost position downstream business SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 10 © 2019 AK Steel. All rights reserved.

Kirk Reich President and Chief Operating Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 © 2019 AK Steel. All rights reserved.

Growth at Precision Partners . Leading producer of hot- and cold-stamped automotive components and complex assemblies . On track for solid increase in profitability in 2019 . Joint commercial activity with AK Steel and AK Tube progressing . Investing in new facility and equipment to support new business awarded . One of only three North American producers with the capability to produce hot-stamped, one-piece, door ring SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 12 © 2019 AK Steel. All rights reserved.

B O F ’ Completed Major Maintenance at Dearborn Hot Endo f Ib no . Shotcrete the interior of the blast furnace, hot blast, bustle pipe, so tm S offtakes, uptakes, crossover and dome a t l a l v a e t s . Upgrade or replacement of various equipment i a o f n t o e − Gearbox, downcomer, gas bleeder stack, vessel hoods and runways, f r n s drives, hydraulics, etc. e h w o P t a c . Upgraded environmental compliance equipment u r l e W Instt u allate r ion . Expect savings of ~$10 per ton in Dearborn steelmaking costs t of h 04 new g 10/ gas e on flare a am stac r 4 k b und bur o aro ner x ng Taki SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 13 © 2019 AK Steel. All rights reserved.

Automotive Materials and Components Solutions Provider . Uniquely positioned among suppliers to automotive OEMs ‒ Broadest portfolio of materials Carbon Automotive Market Share Increasing ‒ Tool and die design and manufacturing ‒ Hot- and cold-stamped offerings ‒ Complex part assembly ‒ Exhaust system components ‒ Tubular structural parts . Approximately 2/3 of volume sold into automotive ‒ Stability through fixed price contracts 2017 2018 2019E 2020E ‒ Components typically sourced for the life of model . Go-to solution provider with focus on research and innovation ‒ More than 550 engineers, metallurgists, technical specialists and tool-makers supporting automotive OEMs ‒ Depth of product portfolio, research and innovation, and technical support allows for consistent and growing market share SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 14 © 2019 AK Steel. All rights reserved.

Growing Demand for Ultra High-Strength Steels . Automotive OEMs are seeking cost 600 570 533 320 507 effective lightweighting solutions 282 500 474 453 254 431 218 195 395 . Innovating steel products in 400 170 123 collaboration with future OEM 329 314 296 71 vehicle body designs 300 279 66 258 63 239 59 209 55 51 Net Net Poundsper Vehicle 200 . Fewer competitors capable of 45 producing UHSS 272 248 258 261 258 256 253 251 250 220 233 100 188 203 164 . Growth is expected to accelerate 0 between 2020 and 2025 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 AHSS UHSS AK Steel is well-positioned to provide the future lightweighting solutions sought by automakers Source: DuckerFrontier 2018, SMDI NA Automotive Steel Content Market Study SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 15 © 2019 AK Steel. All rights reserved.

ULTRALUME® PHS Licensing Agreement

- ULTRALUME® PHS is an aluminized boron press hardenable steel product
  - High strength, high formability steel that is hot-stamped into parts for lightweighting in the auto industry
- AK Steel has full rights to manufacture and sell ULTRALUME® PHS for hot stamping in North America
- Stampers, including Precision Partners, will be permitted to press harden parts made from our material
- Expect to significantly expand our sales of this important, and growing, automotive product


Precision Partners
Hot Stamping Cell

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© 2019 AK Steel. All rights reserved.

Jaime Vasquez Vice President – Finance and Chief Financial Officer SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 © 2019 AK Steel. All rights reserved.

Third Quarter 2019 Financial Highlights ($ Millions, except per share and per ton) 3Q 2018 2Q 2019 3Q 2019 Flat-Rolled Shipments (in 000s of tons) 1,424 1,391 1,303 Flat-Rolled Average Selling Price Per Ton $1,114 $1,102 $1,067 Net Sales $1,735.6 $1,680.5 $1,535.5 Net Income (Loss) $67.2 $66.8 $2.8 Adjusted EBITDA $160.8 $151.5 $86.9 Adjusted EBITDA Margin 9.3% 9.0% 5.7% Earnings (Loss) Per Share – Diluted $0.21 $0.21 $0.01 Note: See Appendix for reconciliations of non-GAAP financial measures SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 18 © 2019 AK Steel. All rights reserved.

Adjusted EBITDA – 2Q 2019 to 3Q 2019 $180 $152 $155 $26 $130 $13 $105 ($ ($ Millions) $7 $87 $80 $60 $51 $55 $30 2Q 2019 Actual Pricing/Volume/Mix Raw Materials & Operations Mark-to-Market Other 3Q 2019 Actual Energy Unrealized Loss SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 19 © 2019 AK Steel. All rights reserved.

2019 Full Year Guidance Estimates Flat-Rolled Shipments (000s tons) . Net income attributable to AK Steel of ~$26 to $41 million 8,000 6,000 6,974 4,000 5,936 5,596 5,683 . Adjusted net income of ~$103 to $118 million 2,000 0 . Adjusted EBITDA in the range of ~$450 to $465 million 2015 2016 2017 2018 Flat-Rolled Average Selling Price Per Ton ‒ Based on average carbon hot-rolled coil spot market price of $1,200 ~$510 per ton $900 $1,091 $929 $955 $1,022 $600 . Adjusted results exclude the effect of the Ashland Works $300 $0 closure charge of $77.4 million recorded in 1Q, mark-to- 2015 2016 2017 2018 market changes in iron ore derivatives, and potential corridor Adjusted EBITDA ($ Millions) charges $600 $528.5 $563.4 $400 $472.8 $200 $180.4 $0 2015 2016 2017 2018 The company's guidance is based on AK Steel’s current estimates and may change based on business conditions and other factors. There are many other items that could affect the company’s 2019 results, as outlined in the Forward-Looking Statements slide of this presentation. SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 20 © 2019 AK Steel. All rights reserved.

2019 Full Year Other Guidance Items

- Earnings per share of ~$0.08 to $0.13
- Adjusted earnings per share of ~$0.32 to $0.37 [1]
- Flat-rolled shipments ~5.3 to 5.4 million tons
- Average flat-rolled selling price roughly the same as 2018
- Major maintenance outages ~$70 to $80 million
- Depreciation and amortization ~$210 million [2]
- Cash/total interest expense of ~$135/$155 million
- Pension and OPEB income ~$20 to $25 million [3]
- OPEB payments of ~$40 million
- Minimal cash and book taxes
- Working capital expected to be modest source of cash


AKS NYSE
AKS NYSE

(1) *Adjusted results exclude the effect of the Ashland Works closure charge of $77.4 million recorded in 1Q, mark-to-market changes in iron ore derivatives and potential corridor charges*
(2) *Includes $20 million for SunCoke*
(3) *Includes ~$6 million expense reported in Cost of Products Sold/Selling and Administrative expenses; excludes $13 million charge in 1Q for Ashland Works closure*

The company's guidance is based on AK Steel's current estimates and may change based on business conditions and other factors. There are many other items that could affect the company's 2019 results, as outlined in the Forward-Looking Statements slide of this presentation.

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THANK YOU! SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 © 2019 AK Steel. All rights reserved.

Appendix SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 © 2019 AK Steel. All rights reserved.

Investor Contact DOUGLAS O. MITTERHOLZER ADDRESS Assistant Treasurer and 9227 Centre Pointe Drive General Manager, Investor Relations West Chester, OH 45069 E-MAIL ADDRESS TELEPHONE NUMBER doug.mitterholzer@aksteel.com Office: 513.425.5215 SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 24 © 2019 AK Steel. All rights reserved.

High-Value Product Mix with More Predictable Pricing Flat-Rolled Product Mix Customer Contract Structure 2015 2015 Other 3% Spot Market Hot-rolled ~19% 18% Coated Fixed Base 48% Price Contracts Stainless/ Steel Index ~62% Electrical Based Contracts 13% ~19% Cold-rolled 2018 2018 18% Other 3% Spot Market Hot-rolled ~13% 13% Coated Fixed Base 50% Price Contracts Stainless/ Steel Index ~70% Electrical Based Contracts 15% ~17% Cold-rolled 19% SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 25 © 2019 AK Steel. All rights reserved.

Balance Sheet and Cash Flow Third Quarter Highlights Robust Liquidity ($ Millions) . Maintain focus on strengthening balance sheet $1,500 $1,000 $1,354 $989 $1,024 $845* $500 $700 . Ended quarter with liquidity of more than $1 billion $0 12/31/15 12/31/16 12/31/17 12/31/18 09/30/19 * Acquisition of Precision Partners Consistent Capital Investments . Working capital expected to be a modest source of ($ Millions) cash for full year 2019 $200 ~$170 - $153 $152 $100 $128 $190 $99 $0 2015 2016 2017 2018 2019E Manageable Pension Contributions ($ Millions) $75 $50 $50 $50 $50 $25 $44 $44 $24 $0 $0 2015 2016 2017 2018 2019 2020E 2021E SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 26 © 2019 AK Steel. All rights reserved.

Significantly Improved Debt Profile ($ Millions) December 31, 2015 September 30, 2019 Total Debt: $2.4 billion $700 $150 $150 $537 Total Debt: $2.0 billion $7 $406 $406 $380 $380 $392 $290 $305 $270 $550 $530 $149 $62 $62 $30 $30 $7 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds . Liquidity is sufficient to pay down the $149 million exchangeable notes due in November 2019 Note: Excludes unamortized debt discount and issuance costs SAFETY | QUALITY | PRODUCTIVITY | INNOVATION October 2019 27 © 2019 AK Steel. All rights reserved.

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2016	2017	2018	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	9 Months 2018	Qtr ended 3/31/2019	Qtr ended 6/30/2019	Qtr ended 9/30/2019	9 Months 2019	2019 Guidance Low	2019 Guidance High
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation													
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($16.8)	$103.5	$186.0	$28.7	$56.6	$67.2	$152.5	($4.5)	$66.8	$2.8	$65.1	$26	$41
Pension and OPEB net corridor and settlement charges	68.1		14.5										
Charges (credit) for termination of pellet agreement and related transportation costs	69.5	(19.3)											
Ashland Works closure								77.4			77.4	77	77
Asset impairment charge		75.6											
Adjusted net income (loss) attributable to AK Steel Holding	**$120.8**	**$159.8**	**$200.5**	**$28.7**	**$56.6**	**$67.2**	**$152.5**	**$72.9**	**$66.8**	**$2.8**	**$142.5**	**$103**	**$118**
Reconciliation to Diluted Earnings (Losses) per Share													
Diluted earnings (loss) per share, as reported	($0.07)	$0.32	$0.59	$0.09	$0.18	$0.21	$0.48	($0.01)	$0.21	$0.01	$0.21	$0.08	$0.13
Pension and OPEB net corridor charge/settlement loss	0.30		0.05										
Charges (credit) for termination of pellet agreement and related transportation costs	0.30	(0.06)											
Ashland Works closure								0.24			0.24	0.24	0.24
Asset impairment charge		0.24											
Adjusted diluted earnings (loss) per share	**$0.53**	**$0.50**	**$0.64**	**$0.09**	**$0.18**	**$0.21**	**$0.48**	**$0.23**	**$0.21**	**$0.01**	**$0.45**	**$0.32**	**$0.37**
Flat-rolled Shipments	**5,936.4**	**5,596.2**	**5,683.4**	**1,430.9**	**1,439.8**	**1,424.0**	**4,294.7**	**1,388.4**	**1,391.4**	**1,303.0**	**4,082.8**		
Flat-rolled Average Selling Price	**$955**	**$1,022**	**$1,091**	**$1,045**	**$1,101**	**$1,114**	**$1,087**	**$1,112**	**$1,102**	**$1,067**	**$1,094**		

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

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Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2016	2017	2018	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	9 Months 2018	Qtr ended 3/31/2019	Qtr ended 6/30/2019	Qtr ended 9/30/2019	9 Months 2019	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to AK Steel Holding	($16.8)	$103.5	$186.0	$28.7	$56.6	$67.2	$152.5	($4.5)	$66.8	$2.8	$65.1	$26	$41
Net income (loss) attributable to NCI	66.0	61.4	58.1	16.1	15.7	17.7	49.5	12.6	13.1	17.1	42.8	55	55
Income tax expense (benefit)	(16.9)	(2.2)	(6.2)	(4.9)	(0.5)	1.4	(4.0)	1.4	1.0	0.3	2.7	7	7
Interest expense, net	162.3	150.9	150.7	37.4	37.7	37.6	112.7	37.7	36.9	36.7	111.3	150	150
Depreciation and amortization	221.4	236.3	237.0	61.3	58.6	58.4	178.3	56.3	53.0	51.4	160.7	210	210
EBITDA	$416.0	$549.9	$625.6	$138.6	$168.1	$182.3	$489.0	$103.5	$170.8	$108.3	$382.6	$448	$463
Less: EBITDA of NCI (a)	80.8	77.7	76.7	19.9	19.7	21.5	61.1	20.0	19.3	21.4	60.7	75	75
Pension and OPEB net corridor charges / settlement loss	68.1		14.5										
Charges (credit) for termination of pellet agreement and related transportation costs	69.5	(19.3)											
Ashland Works closure								77.4			77.4	77	77
Asset impairment charge		75.6											
Adjusted EBITDA	$472.8	$528.5	$563.4	$118.7	$148.4	$160.8	$427.9	$160.9	$151.5	$86.9	$399.3	$450	$465
Adjusted EBITDA margin	8.0%	8.7%	8.3%	7.2%	8.5%	9.3%	8.3%	9.5%	9.0%	5.7%	8.1%		

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

($ Millions)	2016	2017	2018	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	9 Months 2018	Qtr ended 3/31/2019	Qtr ended 6/30/2019	Qtr ended 9/30/2019	9 Months 2019	2019 Guidance Low	2019 Guidance High
Net income (loss) attributable to noncontrolling interests	$66.0	$61.4	$58.1	$16.1	$15.7	$17.7	$49.5	$12.6	$13.1	$17.1	$42.8	$55	$55
Depreciation	14.8	16.3	18.6	3.8	4.0	3.8	11.6	7.4	6.2	4.3	17.9	20	20
EBITDA of noncontrolling interests	$80.8	$77.7	$76.7	$19.9	$19.7	$21.5	$61.1	$20.0	$19.3	$21.4	$60.7	$75	$75

Note: 2017 and prior recast to reflect retrospective adjustments from certain accounting changes, including switch from LIFO

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